Exhibit 99.1


                             WANT & ENDER CPA, P.C.
                        386 Park Avenue South, Suite 1618
                            New York, New York 10016
                                  212.684.2414

November 18, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the Form 8-K of Yifan Communications, Inc. (the "Company") to which this letter is attached and agree with all the statements made therein with respect to our services rendered to the Company.

Sincerely,

/s/ Martin Ender

Martin Ender
Want & Ender CPA, P.C.
Certified Public Accountants

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